Putnam
New York
Tax Exempt
Opportunities
Fund

ANNUAL REPORT
September 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* Morningstar, Inc., an independent rating agency, awarded Putnam New
  York Tax Exempt Opportunities Fund's class A shares its ratings of 4 and 5 stars for overall performance (based on the 3- and 5-year returns, respectively) as of September 30, 1997.*

* "[Municipal bond funds] are more liquid than actual munis. And you get access to a manager who may be able to play the credit-rating changes of a locality to your advantage."

                                              --  Fortune, August 18, 1997

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

12 Portfolio holdings

16 Financial statements

*Morningstar ratings reflect risk-adjusted performance through 9/30/97 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. For the 3-year performance, the fund's class A shares received 4 stars and for the 5-year performance, 5 stars. There were 1,374 and 668 funds rated in the 3-year and 5-year municipal category, respectively. 10% of the funds in an investment category receive 5 stars, 22.5% receive four stars. Performance for other share classes will vary. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The municipal bond market maintained a demeanor of relative calm during Putnam New York Tax Exempt Opportunities Fund's fiscal year, with investors still willing to absorb virtually all of the new offerings presented to them. Even so, a palpable undercurrent of concern persisted that the still-vibrant economy would finally heat inflation to the flash point.

In deference to the market's mood, Fund Manager Howard Manning maintained a slightly defensive portfolio position, which he regarded as worthwhile insurance against any real or imagined threat that might affect the market. As he explains in the following report, Howard currently expects to keep his strategy in place during the new fiscal year. He also discusses in detail the fund's performance during the fiscal year just ended.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 19, 1997



Report from the Fund Manager
Howard K. Manning

Over the past year, New York municipal bond investors benefited from a favorable economic and interest-rate environment at the national, state, and local levels. With this as a backdrop, Putnam New York Tax Exempt Opportunities Fund emphasized relative value, yield curve positioning, and credit selection. We believe these strategies have created a solid, yet flexible structure that should continue to help produce attractive results over the long term. Your fund's class A shares generated a total return of 8.33% at net asset value (3.21% at public offering price) for the 12 months ended September 30, 1997. Results for class B and class M shares and performance details for longer periods can be found starting on page 8.

* NEW YORK MUNICIPAL BOND INVESTORS BENEFIT FROM STATE'S FISCAL STRENGTH

The investment climate over the period was ripe with opportunity for New York municipal bond investors. At the national level, moderate-to-strong economic growth was accompanied by low inflation. This set the stage for a positive atmosphere in the fixed-income market despite short-term periods of interest-rate fluctuations. In New York, the state's solid economic health and sound fiscal management earned it rating upgrades for its general obligation and state-appropriated bonds.

The year's credit highlight, however, was New York City. Shining from Wall Street's banner year and investor demand for higher-yielding bonds, the city's general obligation bonds rose in price to become among the top-performing credits within the national tax-exempt market. The conservative assumptions in Mayor Giuliani's fiscal 1998 budget, especially with regard to earnings expectations for Wall Street firms, led us to conclude that the bonds' prospects in the months ahead remain positive.

While the rating agencies did not raise New York City's credit ratings, investors recognized the situation as a promising opportunity. The higher tax revenues offset some of the city's need to issue new debt. This led to anticipation of a lower supply, which investors believed could boost prices of existing bonds. Furthermore, the city's longer-term debt burdens were expected to be alleviated in part with the establishment of the Transitional Finance Authority. This new financing conduit has the authorization to issue up to $7 billion in municipal bonds over the next five years.

* DEMAND GROWS AS INVESTORS STRETCH FOR YIELD

In addition to credit factors, we believe spread compression helped stimulate demand for New York municipal bonds. This phenomenon occurred in both the tax-exempt and taxable sectors as many investors reached for yield in this low interest-rate environment. Spread compression drove the prices of lower-rated bonds higher -- and yields lower -- than their higher-rated counterparts.

We believe several factors caused this to happen. Traditional supply/demand dynamics changed as demand from nontraditional municipal bond buyers increased. Demand was particularly strong for New York municipal bonds in general, since New York City and New York state-appropriated bonds represent the largest and most liquid BBB-rated market within the national tax-exempt sector. Also, as these municipalities improved from a credit standpoint, the cost of bond insurance fell, pushing yields lower.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Education                     16.4%

Transportation                14.9%

Water and sewerage            12.7%

Hospitals and health care     10.9%

Utilities                      6.2%

Footnote reads:
*Based on net assets as of 9/30/97. Holdings will vary over time.

* ATTRACTIVE RELATIVE VALUE GENERATES LONG-TERM BENEFITS

In this environment, your fund focused on relative value and de-emphasized interest-rate management. We structured the portfolio to reflect a neutral interest-rate stance and built positions that we believed would provide attractive income and price appreciation over the long term.

We sold bonds that were particularly interest-rate sensitive, including zero-coupon bonds and bonds that had low coupons with maturities longer than 20 years. We replaced them with bonds with coupons in the 6% to 6 1/2% range and maturities ranging from 12 to 20 years. Many of these bonds were noncallable. In addition to offering attractive yields, bonds in the 15-year maturity range tend to appreciate in value simply by moving closer to maturity, thereby approaching the shorter end of the yield curve.

We also emphasized quality, building a substantial position in insured New York bonds. These also were among the strongest performers in the tax-exempt market. When the yield differential between lower-rated bonds and their higher-rated counterparts fell to historically low levels, we believed that yields on lower-rated bonds did not compensate investors for the incremental credit risk.

* OUTLOOK: POSITIVE TRENDS AHEAD

We anticipate a continuation of many of the positive trends we witnessed over the past 12 months. We look for the national economy to grow at a moderate-to-strong pace with inflation remaining well contained. We believe New York's favorable credit outlook and the ongoing healthy demand for municipal bonds should cause that state's municipal bond prices -- particularly those of state-appropriated bonds -- to rise further relative to alternative investments. In our opinion, these same factors would cushion the effects of a softening in the market, thus creating a floor if prices were to decline.


[GRAPHIC OMITTED: pie chart PORTFOLIO QUALITY OVERVIEW]

PORTFOLIO QUALITY OVERVIEW*

Aaa           25.0%

Aa            19.7%

A             10.6%

Baa           31.0%

Ba            10.7%

B              3.0%

Footnote reads:
*As a percentage of market value as of 9/30/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


We will continue to structure the portfolio with bonds that we believe offer attractive relative value, particularly targeting those with the structural characteristics we have sought over the past year. Specifically we will focus on bonds that we expect will benefit from the state's positive credit momentum, have good call protection, and have maturities primarily in the 15-year range. As always, we also will remain flexible for situations that present unique and attractive value outside those parameters.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam New York Tax Exempt Opportunities Fund is designed for investors seeking high current income free from federal, New York state, and New York City income taxes, consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 9/30/97

                                Class A         Class B        Class M
(inception date)               (11/7/90)        (2/1/94)      (2/10/95)
                             NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year                      8.33%   3.21%   7.63%   2.63%   7.89%   4.35%
------------------------------------------------------------------------------
5 years                     38.42   31.87   33.65   31.65   35.72   31.31
Annual average               6.72    5.69    5.97    5.65    6.30    5.60
------------------------------------------------------------------------------
Life of fund                66.04   58.22   57.95   57.95   61.48   56.24
Annual average               7.63    6.88    6.85    6.85    7.19    6.68
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/97
                                          Lehman Bros.
                                        Municipal Bond     Consumer
                                             Index        Price Index
------------------------------------------------------------------------------
1 year                                       9.03%           2.15%
------------------------------------------------------------------------------
5 years                                     41.44           14.08
Annual average                               7.18            2.67
------------------------------------------------------------------------------
Life of fund                                73.67           20.75
Annual average                               8.31            2.76
------------------------------------------------------------------------------
Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% for class A shares and 3.25% for class M shares. One-year, five-year (when available), and life of fund returns for class B shares reflect the applicable contingent deferred sales charges (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating costs applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[GRAPHIC OMITTED: growth chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment since 11/7/90

Plot points read:
Date/year         Fund's
             Class A shares     Lehman Bros.          Consumer
                  at POP    Municipal Bond Index    Price Index

11/7/90           9225              9500                9500
9/30/91          10402             11117               10277
9/30/92          11431             12279               10584
9/30/93          12552             13843               10869
9/30/94          12439             13508               11191
9/30/95          13717             15020               11475
9/30/96          14606             15927               11819
9/30/97          15822             17367               12075

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $15,795 and no contingent deferred sales charge would apply; a $10,000 investment in the fund's class M shares at net asset value would have been valued at $16,148 ($15,624 at public offering price). See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/97

                                    Class A      Class B      Class M
------------------------------------------------------------------------------
Distributions (number)                 12           12          12
------------------------------------------------------------------------------
Income                            $0.487214    $0.428010    $0.459420
------------------------------------------------------------------------------
Capital gains1                           --           --           --
------------------------------------------------------------------------------
   Total                          $0.487214    $0.428010    $0.459420
------------------------------------------------------------------------------
Share value:                      NAV     POP     NAV     NAV     POP
------------------------------------------------------------------------------
9/30/96                         $8.87   $9.31   $8.86   $8.86   $9.16
------------------------------------------------------------------------------
9/30/97                          9.10    9.55    9.09    9.08    9.39
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2           5.29%   5.04%   4.63%   4.99%   4.83%
------------------------------------------------------------------------------
Taxable equivalent3              9.81    9.35    8.59    9.25    8.96
------------------------------------------------------------------------------
Taxable equivalent4              9.40    8.96    8.23    8.87    8.59
------------------------------------------------------------------------------
Current 30-day SEC yield5        5.09    4.85    4.46    4.80    4.65
------------------------------------------------------------------------------
Taxable equivalent3              9.44    8.99    8.27    8.90    8.62
------------------------------------------------------------------------------
Taxable equivalent4              9.05    8.62    7.93    8.53    8.27
------------------------------------------------------------------------------
1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.
2 Income portion of most recent distribution, annualized and divided by
  NAV or POP at end of period.
3 Assumes maximum 46.08% combined federal, state, and New York City tax rate. Results for investors subject to lower tax rates would not be as advantageous.
4 Assumes maximum 43.74% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.
5 Based only on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants

To the Trustees and Shareholders of
Putnam New York Tax Exempt Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New York Tax Exempt Opportunities Fund (the "fund") at September 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
November 12, 1997



Portfolio of investments owned
September 30, 1997

Key to Abbreviations
AMBAC      -- AMBAC Indemnity Corporation
FGIC       -- Financial Guaranty Insurance Company
FHA Insd.  -- Federal Housing Administration Insured
FSA        -- Financial Security Assurance
G.O. Bonds -- General Obligation Bonds
IFB        -- Inverse Floating Rate Bonds
MBIA       -- Municipal Bond Investors Assurance Corporation


MUNICIPAL BONDS AND NOTES  (98.2%) *
PRINCIPAL AMOUNT                                                              RATINGS**                VALUE

New York  (94.9%)
------------------------------------------------------------------------------------------------------------
    $ 2,250,000  Essex Cnty., Indl. Dev. Agcy. Rev. Bonds
                   (Intl. Paper Co.), Ser. A, 6.15s, 4/1/21                    A                $  2,351,250
      2,585,000  Ithaca, Hsg. Corp. Mtge. Rev. Bonds
                   (Eddygate Park Apts.), 9s, 6/1/06                           BBB                 2,689,512
      2,650,000  Jefferson Cnty., Indl. Dev. Agcy. Solid Waste Disp.
                   Rev. Bonds (Champion Intl. Corp.), 7.2s, 12/1/20            Baa                 2,958,063
      1,360,000  Lockport, Hsg. Dev. Corp. Rev. Bonds
                   (Urban Pk. Towers), Ser. A, 6s, 10/1/18                     Baa                 1,385,500
      2,500,000  Metropolitan Trans. Auth. Commuter Fac. Rev.
                   Bonds, Ser. A, MBIA, 6.1s, 7/1/08                           Aaa                 2,796,875
      2,500,000  Metropolitan Trans. Auth. Dedicated Tax Fund
                   Rev. Bonds, Ser. A, MBIA, 6 1/4s, 4/1/11                    Aaa                 2,821,875
      2,300,000  Nassau Cnty., G.O. Bonds, Ser. A, FGIC, 6s, 7/1/11            Aaa                 2,538,625
                 NY City, G.O. Bonds
      1,310,000    Ser. D, 8 1/4s, 8/1/11                                      Baa                 1,488,488
        370,000    Ser. D, Prerefunded, 8 1/4s, 8/1/11                         Aaa                   427,813
        300,000    Ser. B, 8 1/4s, 6/1/05                                      Baa                   364,125
      3,455,000    Ser. E, 7.6s, 2/1/05                                        Baa                 3,873,913
      4,730,000    Ser. F, 7.6s, 2/1/05                                        Baa                 5,303,513
      5,000,000    Ser. G, MBIA, 6 3/4s, 2/1/09                                Aaa                 5,825,000
      5,000,000    Ser. D, MBIA, 6 1/2s, 11/1/09                               Aaa                 5,750,000
      1,800,000    Ser. H, 6s, 8/1/17                                          Baa                 1,869,750
      2,750,000    Ser. J, 6s, 8/1/17                                          Baa                 2,856,563
      2,000,000    Ser. I, 5 7/8s, 3/15/14                                     Baa                 2,060,000
      2,000,000    Ser. B, FSA, 5 1/4s, 8/1/13                                 AAA                 2,020,000
      1,500,000    Ser. B, 5 1/4s, 8/1/20                                      Baa                 1,426,875
        380,000    Ser. F, 3s, 11/15/00                                        Baa                   365,750
      1,000,000  NY City, IFB, AMBAC, 8.08s, 9/1/11                            Aaa                 1,136,250
                 NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
      8,230,000    (Parking Corp.), 8 1/2s, 12/30/22                           BB+/P               9,495,363
      1,750,000    (The Lighthouse, Inc.), 6 1/2s, 7/1/22                      Aa                  1,859,375
      5,000,000  NY City, Indl. Dev. Agcy. Rev. Bonds (Paper, Inc.),
                   7.95s, 1/1/28                                               BB-/P               5,706,250
      4,000,000  NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                   (American Airlines, Inc.), 6.9s, 8/1/24                     Baa                 4,430,000
                 NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
      5,000,000    MBIA, 6.72s, 6/15/13                                        Aaa                 5,231,250
        955,000    Ser. B, 5 3/4s, 6/15/26                                     A                     975,294
      2,000,000  NY City, Muni. Wtr. & Swr. Syst. Fin. Auth.
                   Rev. Bonds, Ser. A, AMBAC, 6s, 6/15/09                      Aaa                 2,240,000
                 NY State Dorm. Auth. Rev. Bonds
        170,000    (City U.), Ser. D, 8 3/4s, 7/1/03                           Baa                   204,850
      5,250,000    (City U.), Ser. D, 8.2s, 7/1/12                             Baa                 5,515,965
      7,225,000    (City U.), Ser. C, 8 1/8s, 7/1/08                           Baa                 7,587,045
      2,750,000    (Long Island Med. Ctr.), Ser. A, FHA Insd.,
                   7 3/4s, 8/15/27                                             AAA                 2,840,420
        835,000    (NY Dept of Ed.), 7 3/4s, 7/1/21                            Baa                   949,813
      5,000,000    (State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13               Baa                 6,150,000
      1,605,000    (Cornell U.), Ser. A, 7 3/8s, 7/1/30                        Aa                  1,757,475
      6,000,000    (Cornell U.), Ser. A, 7 3/8s, 7/1/20                        Aa                  6,570,000
        500,000    (Wildwood School), 7.3s, 7/1/15                             A/P                   561,250
      2,050,000    (Our Lady Of Mercy), 6.3s, 8/1/32                           AA                  2,185,813
        725,000    (State U. Edl. Fac.), Ser. B, zero %, 5/15/09               Baa                   396,031
                 NY State Energy Res. & Dev. Auth. Elec. Fac.
                   Rev. Bonds (Long Island Ltg. Co.), Ser. A
      2,000,000    7.15s, 12/1/20                                              Ba                  2,165,000
      1,500,000    7.15s, 6/1/20                                               Ba                  1,623,750
      3,500,000  NY State Energy Res. & Dev. Auth. Gas IFB,
                   (Brooklyn Union Gas Co.), 8.599s, 4/1/20                    A                   4,230,625
                 NY State Energy Res. & Dev. Auth. Poll. Control
                   Rev. Bonds (Hudson Gas)
      1,000,000    Ser. A, FGIC, 7 3/8s, 10/1/14                               Aaa                 1,087,500
      1,700,000    Ser. B, FGIC, 7 3/8s, 10/1/14 #                             Aaa                 1,848,750
      1,250,000  NY State Energy Res. & Dev. Auth. Rev. Bonds
                   (Cons. Edison Co. of NY), Ser. C, 7 1/4s, 11/1/24           A                   1,303,000
      2,000,000  NY State Energy Res. & Dev. Auth. Gas Fac. IFB,
                   (Brooklyn Union Gas Co.), Ser. B, 9.676s, 7/1/26            A                   2,510,000
      1,750,000  NY State Energy Res. & Dev. Auth. Poll. Control
                   Rev. Bonds (Niagara Mohawk Pwr. Corp.),
                   Ser. A, FGIC, 7.2s, 7/1/29                                  Aaa                 2,012,500
                 NY State Env. Fac. Corp. Poll. Control Rev. Bonds
     16,200,000    (State Wtr. Revolving Fund), Ser. A, 7 1/2s,
                   6/15/12                                                     Aa                 17,779,500
      1,000,000    Ser. B, 7 1/2s, 3/15/11                                     Aa                  1,066,250
      7,185,000    (State Wtr. Revolving Fund), 7s, 6/15/12                    Aa                  7,903,500
        500,000  NY State Hsg. Fin. Agcy. Svcs. Contract Oblig.
                   Rev. Bonds, Ser. A, 7 1/4s, 9/15/12                         Baa                   551,875
                 NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
        605,000    (Hosp. & Nursing Home Insd. Mtge.), Ser. B,
                   FHA Insd., 8 7/8s, 8/15/27                                  AA                    626,217
        120,000    (Mental Hlth. Svcs. Fac.), Ser. B, 7 7/8s, 8/15/08          Baa                   133,050
        275,000    (Mental Hlth. Svcs. Fac.), Ser. B, Prerefunded,
                   7 7/8s, 8/15/08                                             Aaa                   308,000
         40,000    (Mental Hlth. Svcs. Fac.), Ser. A, 7.8s, 2/15/19            Baa                    42,500
         30,000    (Mental Hlth. Svcs. Fac.), Ser. A, Prerefunded,
                   7.8s, 2/15/19                                               Aaa                    32,100
      2,000,000    (Mental Hlth. Svcs. Fac.), MBIA, 7.6s, 2/15/29              Aaa                 2,122,500
         85,000    (Mental Hlth. Svcs. Fac.), Ser. A, 7 1/2s, 2/15/21          Baa                    94,138
        145,000    (Mental Hlth. Svcs. Fac.), Ser. A, Prerefunded,
                   7 1/2s, 2/15/21                                             Aaa                   162,581
        510,000    (Mental Hlth. Svcs. Fac.), Ser. D, Prerefunded,
                   7.4s, 2/15/18                                               BBB                   580,125
        205,000    (Mental Hlth. Svcs. Fac.), Ser. D, 7.4s, 2/15/18            Baa                   227,550
      5,750,000    (North Shore U. Hosp.), MBIA, 7.2s, 11/1/20                 Aaa                 6,289,063
        200,000    (Bronx, Lebanon & the Jamaica Hosps.), Ser. A,
                   7.1s, 2/15/27                                               Baa                   203,530
        700,000    (Hosp. & Nursing Home Insd. Mtge.), Ser. D,
                   FHA Insd., 6.6s, 2/15/31                                    AAA                   750,750
      4,300,000  NY State Thruway Auth. Hwy. & Bridge Trust Fund
                   Rev. Bonds, Ser. B, FGIC, 6s, 4/1/14                        Aaa                 4,541,875
      2,500,000  NY State Thruway Auth. Rev. Bonds, 5s, 4/1/17                 Baa                 2,353,125
                 NY State Urban Dev. Corp. Rev. Bonds
      1,685,000    (Clarkson Ctr.), 5 1/2s, 1/1/20                             Baa                 1,676,575
      3,345,000    (Clarkson Ctr.), 5 1/2s, 1/1/15                             Baa                 3,420,263
      2,000,000    (Syracuse U.), 5 1/2s, 1/1/15                               Baa                 2,045,000
      5,000,000    (Ctr. for Indl. Innovation), 5 1/2s, 1/1/13                 Baa                 5,106,250
      2,440,000  NY State, G.O. Bonds, 5.7s, 10/1/11                           A                   2,555,900
      4,000,000  NY City, Indl. Dev. Agcy. Rev. Bonds
                   (Visy Paper, Inc.), 7.8s, 01/01/16                          BB-/P               4,555,000
      5,755,000  Port Auth. NY & NJ Special Oblig. Rev. Bonds
                   (Continental/Eastern Laguardia), 9 1/8s, 12/1/15            B                   6,553,506
        175,000  Port Auth. NY & NJ Cons. Rev. Bonds, Ser. 78,
                   6 1/2s, 10/15/08                                            AA                    189,219
      2,000,000  Port Auth. NY & NJ Rev. Bonds, Ser. 83, 6 3/8s,
                   10/15/17                                                    AA                  2,112,500
      1,240,000  Triborough Bridge & Tunnel Auth. Rev. Bonds,
                   Ser. B, 6s, 1/1/07                                          Aa                  1,376,400
      2,495,000  Upper Mohawk Valley Regl. Wtr. Fin. Auth.
                   Rev Bonds, Ser. A, FSA, 5 1/8s, 10/1/26                     Aaa                 2,385,844
      1,440,000  Valley Hlth. Dev. Corp. Mtge. Rev. Bonds
                   (Valley Hlth.), FHA Insd., 11.3s, 2/1/23                    A                   1,742,400
                                                                                              --------------
                                                                                                 213,234,145

Puerto Rico  (3.3%)
------------------------------------------------------------------------------------------------------------
      4,700,000  Cmnwlth. of PR, Hwy. & Trans. Auth. Hwy. IFB,
                   Ser. W, 6.697s, 7/1/08                                      A                   5,093,625
      1,000,000  Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                   Ser. Y, 6 1/4s, 7/1/13                                      A                   1,125,000
      1,000,000  PR Indl. & Env. Poll. Control Fac. Fin. Auth.
                   Rev. Bonds, 7.6s, 5/1/14                                    A                   1,080,000
                                                                                              --------------
                                                                                                   7,298,625
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $213,913,359) ***                                    $  220,532,770
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $224,601,357.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 1997, for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

    The table below shows the percentage of the fund's investment on September 30, 1997, in securities assigned to various rating categories by Moody's and Standard & Poor's and in unrated securities determined by Putnam Management to be of comparable quality.

                                      Unrated securities
                Rated securities    of comparable quality,
               as a percentage of     as a percentage of
    Rating      fund's net assets     fund's net assets

    AAA/Aaa          24.5%                   --%
    AA/Aa            19.3                    --
    A/A              10.4                    .2
    BBB/Baa          30.4                   4.2
    BB/Ba             1.7                   4.6
    B/B               2.9                    --
    Caa/CCC            --                    --
    Ca/CC              --                    --
    C                  --                    --
    D                  --                    --
    A-1/VMIGI          --                    --
                     ----                  ----
                     89.2%                  9.0%

    Ratings are not covered by the Report of independent accountants.

*** The aggregate identified cost on a tax basis is $213,913,359, resulting in gross unrealized appreciation and depreciation of $9,074,430 and $2,455,019, respectively, or net unrealized appreciation of $6,619,411.

  # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 1997.

    The rates shown on IFBs, which are securities paying interest rates that vary inversely to changes in the market interest rates are the current interest rates at September 30, 1997.

    The fund had the following industry group concentrations greater than 10% at September 30, 1997 (as a percentage of net assets):

        Education                 16.4%
        Transportation            14.9
        Water & Sewerage          12.7
        Hospitals/Health Care     10.9

    The fund had the following insurance concentration greater than 10% at September 30, 1997 (as a percentage of net assets):

        MBIA          13.7%




----------------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 1997
(aggregate face value $22,209,154)
                                             Aggregate Face   Expiration     Unrealized
                                Total Value       Value          Date       Depreciation
----------------------------------------------------------------------------------------
U.S. Treasury Bonds
  (short)                       $11,528,125    $11,376,875      Dec-97         $(151,250)
Municipal Bond Index
  (long)                         10,816,875     10,832,279      Dec-97           (15,404)
----------------------------------------------------------------------------------------
                                                                               $(166,654)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $213,913,359) (Note 1)                                                $220,532,770
---------------------------------------------------------------------------------------------------
Cash                                                                                        603,101
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            3,860,978
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    1,007,727
---------------------------------------------------------------------------------------------------
Receivable for variation margin                                                               4,375
---------------------------------------------------------------------------------------------------
Total assets                                                                            226,008,951

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       248,971
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  606,553
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                335,954
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   36,095
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 8,814
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,738
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      125,047
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       44,422
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         1,407,594
---------------------------------------------------------------------------------------------------
Net assets                                                                             $224,601,357

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $217,344,672
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                130,474
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                       673,454
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                6,452,757
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $224,601,357

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($165,992,807 divided by 18,238,016 shares)                                                   $9.10
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.10)*                                        $9.55
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($56,243,780 divided by 6,185,255 shares)***                                                  $9.09
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,364,770 divided by 260,315 shares)                                                        $9.08
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.08)**                                       $9.39
---------------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.
 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended September 30, 1997

Tax exempt interest income:                                                            $13,560,856
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         1,286,589
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             243,400
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           18,899
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             7,046
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      328,319
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      411,035
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        8,959
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     24,085
--------------------------------------------------------------------------------------------------
Registration fees                                                                            4,146
--------------------------------------------------------------------------------------------------
Auditing                                                                                    31,171
--------------------------------------------------------------------------------------------------
Legal                                                                                       10,527
--------------------------------------------------------------------------------------------------
Postage                                                                                      4,555
--------------------------------------------------------------------------------------------------
Other                                                                                        4,557
--------------------------------------------------------------------------------------------------
Total expenses                                                                           2,383,288
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (114,798)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             2,268,490
--------------------------------------------------------------------------------------------------
Net investment income                                                                   11,292,366
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                           952,626
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                            463,243
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year                   4,286,563
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  5,702,432
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $16,994,798
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                           Year ended September 30
                                                                                      --------------------------------
                                                                                               1997               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   $11,292,366        $11,366,117
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                          1,415,869          3,234,528
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation(depreciation) of investments                                  4,286,563         (1,860,238)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     16,994,798         12,740,407
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income
----------------------------------------------------------------------------------------------------------------------
  Class A                                                                                (8,947,477)        (9,635,133)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                                                (2,314,259)        (1,614,654)
----------------------------------------------------------------------------------------------------------------------
  Class M                                                                                   (91,884)           (51,638)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                         3,502,893         14,250,689
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                              9,144,071         15,689,671

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       215,457,286        199,767,615
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $130,474 and $161,060, respectively)                                         $224,601,357       $215,457,286
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                        Year ended September 30
-------------------------------------------------------------------------------------------------------------------
                                    1997             1996             1995             1994             1993
-------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $8.87            $8.80            $8.48            $9.12            $8.86
-------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------
Net investment income                .49              .49              .52              .54              .57
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .23              .07              .32             (.62)             .27
-------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .72              .56              .84             (.08)             .84
-------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.49)            (.49)            (.52)            (.54)            (.57)
-------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --               --               --               --             (.01)
-------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --             (.02)              --
-------------------------------------------------------------------------------------------------------------------
Total distributions                 (.49)            (.49)            (.52)            (.56)            (.58)
-------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.10            $8.87            $8.80            $8.48            $9.12
-------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           8.33             6.48            10.27             (.89)            9.80
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $165,993         $172,170         $175,210         $175,741         $170,533
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .96             1.00             1.01              .98             1.02
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           5.42             5.53             6.12             6.22             6.32
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)            117.00           270.34           120.38            13.85            17.68
-------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.
  * Not annualized.
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) The ratio of expenses to average net assets for the periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).



Financial highlights
(For a share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------

                                                                                              For the period
Per-share                                                                                      Feb. 1, 1994+
operating performance                                     Year ended September 30               to Sept. 30
---------------------------------------------------------------------------------------------------------------
                                                 1997             1996             1995             1994
---------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $8.86            $8.79            $8.48            $9.07
---------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------
Net investment income                             .43              .43              .47              .32
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        .23              .07              .31             (.60)
---------------------------------------------------------------------------------------------------------------
Total from
investment operations                             .66              .50              .78             (.28)
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net
investment income                                (.43)            (.43)            (.47)            (.31)
---------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                  --               --               --               --
---------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                     --               --               --               --
---------------------------------------------------------------------------------------------------------------
Total distributions                              (.43)            (.43)            (.47)            (.31)
---------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $9.09            $8.86            $8.79            $8.48
---------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                        7.63             5.78             9.46            (3.06)*
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $56,244          $41,795          $24,259           $8,622
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                        1.61             1.66             1.65             1.05*
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                        4.76             4.83             5.28             3.39*
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                         117.00           270.34           120.38            13.85
---------------------------------------------------------------------------------------------------------------

  + Commencement of operations.
  * Not annualized.
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) The ratio of expenses to average net assets for the periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------

                                                                                     For the period
Per-share                                                                            Feb. 10, 1995+
operating performance                                  Year ended September 30         to Sept. 30
------------------------------------------------------------------------------------------------------
                                                         1997             1996             1995
------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                     $8.86            $8.79            $8.51
------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------
Net investment income                                     .46              .47              .31
------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                .22              .06              .29
------------------------------------------------------------------------------------------------------
Total from
investment operations                                     .68              .53              .60
------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------
From net
investment income                                        (.46)            (.46)            (.32)
------------------------------------------------------------------------------------------------------
In excess of net
investment income                                          --               --               --
------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                             --               --               --
------------------------------------------------------------------------------------------------------
Total distributions                                      (.46)            (.46)            (.32)
------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                           $9.08            $8.86            $8.79
------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                7.89             6.15             7.11*
------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                         $2,365           $1,492             $299
------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                1.26             1.30              .83*
------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                5.09             5.03             3.21*
------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                 117.00           270.34           120.38
------------------------------------------------------------------------------------------------------

  + Commencement of operations.
  * Not annualized.
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) The ratio of expenses to average net assets for the periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
September 30, 1997

Note 1
Significant accounting policies

Putnam New York Tax Exempt Opportunities Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes by investing in a portfolio of New York tax-exempt securities which Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes does not involve undue risk to income or principal.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 1997, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include market discount and realized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1997, the fund reclassified $30,668 to increase undistributed net investment income and to decrease accumulated net realized gain on investments of $30,668. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds, original issue discount, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter. Prior to January 20, 1997, any amount over $1.5 billion was based on 0.40%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1997, fund expenses were reduced by $114,798 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $1,571 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended September 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $38,748 and $900 from the sale of class A and class M shares, respectively, and $153,200 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended September 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received $38,353 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended September 30, 1997, purchases and sales of investment securities other than short-term municipal obligations aggregated $246,655,276 and $243,792,813, respectively. Purchases and sales of short-term municipal obligations aggregated $122,510,000 and $122,605,000, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                            Year ended
                                        September 30, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       3,620,335      $32,317,239
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       503,552        4,502,230
------------------------------------------------------------
                                  4,123,887       36,819,469

Shares
repurchased                      (5,295,872)     (47,255,173)
------------------------------------------------------------
Net decrease                     (1,171,985)    $(10,435,704)
------------------------------------------------------------

                                             Year ended
                                        September 30, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       5,450,704      $48,248,509
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       536,654        4,753,649
------------------------------------------------------------
                                  5,987,358       53,002,158

Shares
repurchased                      (6,484,353)     (57,331,874)
------------------------------------------------------------
Net decrease                       (496,995)     $(4,329,716)
------------------------------------------------------------

                                            Year ended
                                        September 30, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,266,604      $20,236,321
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       153,804        1,375,031
------------------------------------------------------------
                                  2,420,408       21,611,352

Shares
repurchased                        (951,628)      (8,500,966)
------------------------------------------------------------
Net increase                      1,468,780      $13,110,386
------------------------------------------------------------

                                            Year ended
                                        September 30, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,494,552      $22,114,554
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       106,657          942,403
------------------------------------------------------------
                                  2,601,209       23,056,957

Shares
repurchased                        (644,236)      (5,668,228)
------------------------------------------------------------
Net increase                      1,956,973      $17,388,729
------------------------------------------------------------

                                             Year ended
                                        September 30, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         126,540       $1,138,814
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         6,506           58,176
------------------------------------------------------------
                                    133,046        1,196,990

Shares
repurchased                         (41,167)        (368,779)
------------------------------------------------------------
Net increase                         91,879         $828,211
------------------------------------------------------------

                                             Year ended
                                        September 30, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         141,757       $1,255,609
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         4,139           36,540
------------------------------------------------------------
                                    145,896        1,292,149

Shares
repurchased                         (11,419)        (100,473)
------------------------------------------------------------
Net increase                        134,477       $1,191,676
------------------------------------------------------------



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the fund hereby designates $219,221 as capital gain for its taxable year ending September 30, 1997.

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Howard K. Manning
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New York Tax Exempt Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

AN052 36852   11/97